AVIF-SAI-SUP-2

Statement of Additional Information Supplement dated January 8, 2018

The purpose of this supplement is to provide you with changes to the current Statements of Additional Information for Series I and Series II shares of the Funds listed below:

Invesco V.I. American Franchise Fund	Invesco V.I. Government Money Market Fund
Invesco V.I. American Value Fund	Invesco V.I. Government Securities Fund
Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Growth and Income Fund
Invesco V.I. Comstock Fund	Invesco V.I. High Yield Fund
Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund
Invesco V.I. Core Plus Bond Fund	Invesco V.I. Managed Volatility Fund
Invesco V.I. Diversified Dividend Fund	Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Equally-Weighted S&P 500 Fund	Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Equity and Income Fund	Invesco V.I. S&P 500 Index Fund
Invesco V.I. Global Core Equity Fund	Invesco V.I. Small Cap Equity Fund
Invesco V.I. Global Health Care Fund	Invesco V.I. Technology Fund
Invesco V.I. Global Real Estate Fund	Invesco V.I. Value Opportunities Fund

Effective as of the close of business on December 31, 2017, Mr. James T. Bunch and Dr. Larry Soll retired as trustees of each Fund and any references to Mr. Bunch and Dr. Soll serving as a trustee or committee member are hereby removed.

AVIF-SAI-SUP-2